EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the accompanying Quarterly Report on Form 10-Q of Lason, Inc. for the quarter ended March 31, 2004, each of the undersigned hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1)	such Quarterly Report on Form 10-Q of Lason, Inc. for the quarter ended March 31, 2004, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in such Quarterly Report on Form 10-Q of Lason, Inc. for the quarter ended March 31, 2004, fairly presents, in all material respects, the financial condition and results of operations of Lason, Inc.

May 14, 2004	/s/Ronald D. Risher
Ronald D. Risher
Chief Executive Officer

May 14, 2004	/s/Douglas S. Kearney
Douglas S. Kearney
Chief Financial Officer